UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 684-3045

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ANDINA ACQUISITION CORPORATION (“ANDINA”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ANDINA SECURITIES, REGARDING ITS MERGER WITH TECNOGLASS S.A. (“TECNOGLASS”) AND C.I. ENERGIA SOLAR S.A. E.S. WINDOWS (“ES”, COLLECTIVELY WITH TECNOGLASS, THE “COMPANY”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY ANDINA ON AUGUST 22, 2013 AND AMENDED ON SEPTEMBER 4, 2013. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ANDINA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2012, AND MORGAN JOSEPH TRIARTISAN (“MJTA”) ARE ACTING AS ANDINA’S INVESTMENT BANKERS IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF $1,610,000 AND MJTA WILL RECEIVE A FEE OF $500,000. ANDINA, ITS DIRECTORS AND EXECUTIVE OFFICERS, EBC AND MJTA MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ANDINA SHAREHOLDERS TO BE HELD TO APPROVE THE MERGER.

SHAREHOLDERS OF ANDINA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ANDINA’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ANDINA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ANDINA’S FINAL PROSPECTUS, DATED MARCH 16, 2012, AND ANDINA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2013, AS AMENDED, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ANDINA OFFICERS AND DIRECTORS AND OF EBC AND MJTA AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: THE EQUITY GROUP INC., 800 THIRD AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

CERTAIN OF THE COMPANY’S FINANCIAL INFORMATION AND DATA CONTAINED IN THIS CURRENT REPORT ARE UNAUDITED AND/OR WERE PREPARED BY THE COMPANY AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN ANDINA’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE MERGER. ANDINA AND THE COMPANY BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF THE COMPANY TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

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ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report IS not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of andina or THE COMPANY, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report includeS “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. actual results may differ from THE expectations, estimates and projections CONTAINED HEREIN AND THEREIN and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, andina’s and THE COMPANY’s expectations with respect to future performance, anticipated financial impacts of the merger and related transactions; approval of the merger and related transactions by security holders; the satisfaction of the closing conditions to the merger and related transactions; and the timing of the completion of the merger and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which THE COMPANY is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of SERVICES THAT THE COMPANY PROVIDES; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ANDINA’s most recent filings with the SEC. All subsequent forward-looking statements concerning ANDINA and THE COMPANY, the merger, the related transactions or other matters and attributable to andina and THE COMPANY or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ANDINA nor THE COMPANY undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in ITS expectations or any change in events, conditions or circumstances on which any such statement is based.

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Item 7.01 Regulation FD Disclosure.

In connection with the finalization of the June 30, 2013 LTM Adjusted EBITDA, as described more fully in Andina’s Current Report of Form 8-K filed on October 31, 2013, Tecnoglass has issued the following new financial projections:

	2013	2014	2015	2016	2017
USD 000s
Revenue	$219,158	$245,065	$257,750	$270,612	$284,683

Cost of Goods Sold ex. Deprec	161,854	181,410	190,824	197,171	204,701
Gross Profit	57,304	63,656	66,925	73,440	79,982

Operating Expenses	22,303	26,025	26,395	27,519	28,745
Depreciation	8,829	9,237	9,761	10,339	10,849
Total Operating Expenses	31,132	35,261	36,155	37,858	39,594

Net Income	12,415	13,506	15,914	20,148	24,362
Tax Provision	6,115	6,652	7,838	9,924	11,999
Interest Expense	6,765	7,255	5,987	4,428	2,888
Banking Expense	877	980	1,031	1,082	1,139
Adjusted EBIT	26,172	28,394	30,770	35,583	40,387
Depreciation	8,829	9,237	9,761	10,339	10,849
Adjusted EBITDA	35,001	37,631	40,531	45,922	51,237

Tecnoglass has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to Andina. Neither Tecnoglass’ management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Tecnoglass compared to the information contained in the projections, and none of them undertakes or intends to undertake any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Andina will not refer back to these forecasts in its future periodic reports filed under the Securities Exchange Act of 1934, as amended.

Additionally, Andina is filing the presentation attached as Exhibit 99.1 to this Current Report which may be used by Andina for meetings with its shareholders and other interested persons in connection with its proposed business combination with Tecnoglass and ES.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2013

ANDINA ACQUISITION CORPORATION

By: /s/ B. Luke Weil

Name: B. Luke Weil

Title: Chief Executive Officer

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